UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2025

RAFAEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-38411	82-2296593
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212 658-1450

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b)-2 of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $0.1 per share	RFL	New York Stock Exchange
Warrant to Purchase Class B common stock	RFL-W	NYSE American

EXPLANATORY NOTE

On March 26, 2025, Rafael Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of the previously announced business combination transaction with Cyclo Therapeutics, Inc., a Nevada corporation (“Cyclo”), contemplated by that certain Agreement and Plan of Merger, dated as of August 21, 2024, and as amended as of December 18, 2024 and February 4, 2025 (the “Merger Agreement”), by and among the Company; Cyclo; Tandem Therapeutics, Inc., a Nevada corporation and a wholly-owned subsidiary of the Company (“First Merger Sub”); and Tandem Therapeutics, LLC, a Nevada limited liability company and a wholly-owned subsidiary of the Company (“Second Merger Sub”), pursuant to which: (i) First Merger Sub merged with and into the Cyclo, with Cyclo being the surviving entity (the “First Merger”), and (ii) immediately following the First Merger, Cyclo merged with and into Second Merger Sub, with Second Merger Sub being the surviving entity of the subsequent merger (the “Second Merger” and together with the First Merger, the “Merger”).

The Initial Form 8-K stated that the audited financial statements of Cyclo and unaudited pro forma condensed combined financial information related to the Merger would be filed by amendment to the Initial Form 8-K.

This amendment to the Initial Form 8-K on Form 8-K/A amends and supplements the Initial Form 8-K to include the audited financial information of Cyclo as described in Item 9.01(a) and the unaudited pro forma condensed combined financial information as described in Item 9.01(b). No other amendments are being made to the Initial Form 8-K. This Current Report on Form 8-K/A should be read in conjunction with the Initial Form 8-K, which provides a more complete description of the Merger.

The unaudited pro forma condensed combined financial information included in this Form 8-K/A has been presented for informational purposes only, is based on various adjustments and assumptions and is not necessarily indicative of what the Company’s consolidated statement of operations or consolidated statement of financial condition would have been had the Merger been completed as of the dates indicated or will be for any future periods.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Cyclo as of and for the years ended December 31, 2024 and 2023 and the related notes are set forth in Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of and for the six months ended January 31, 2025 and for the year ended July 31, 2024 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No	Document
99.1	Audited consolidated financial statements of Cyclo Therapeutics, Inc. as of and for the years ended December 31, 2024 and 2023.
99.2	Unaudited pro forma condensed combined consolidated balance sheet as of January 31, 2025, and unaudited pro forma condensed combined statements of operations for the six months ended January 31, 2025 and for the year ended July 31, 2024.
104	Cover Page Interactive Data File, formatted in Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAFAEL HOLDINGS, INC.

	By:	/s/ William Conkling
	Name:	William Conkling
	Title:	Chief Executive Officer
Dated: April 28, 2025

EXHIBIT INDEX

Exhibit Number	Document
99.1	Audited consolidated financial statements of Cyclo Therapeutics, Inc. as of and for the years ended December 31, 2024 and 2023.
99.2	Unaudited pro forma condensed combined consolidated balance sheet as of January 31, 2025, and unaudited pro forma condensed combined statements of operations for the six months ended January 31, 2025 and for the year ended July 31, 2024.
104	Cover Page Interactive Data File, formatted in Inline XBRL document.

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